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EXHIBIT 24

POWER OF ATTORNEY

        Know All Men By These Presents, that the undersigned constitutes and appoints Richard A. Hubbell as his true and lawful attorney-in-fact and agent in any and all capacities to sign filings by Marine Products Corporation on Form 10-K, Annual Reports and any and all amendments thereto (including post-effective amendments) and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the capacities indicated, as of this 12 day of Feb, 2002.

/s/ Wilton Looney Wilton Looney, Director
Witness:
/s/ Sylvia L Dich

POWER OF ATTORNEY

        Know All Men By These Presents, that the undersigned constitutes and appoints Richard A. Hubbell as his true and lawful attorney-in-fact and agent in any and all capacities to sign filings by Marine Products Corporation on Form 10-K, Annual Reports and any and all amendments thereto (including post-effective amendments) and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the capacities indicated, as of this 11th day of FEB, 2002.

/s/ Linda H. Graham Linda H. Graham, V.P./Secretary
Witness:
/s/ Theresa Emfinger

POWER OF ATTORNEY

        Know All Men By These Presents, that the undersigned constitutes and appoints Richard A. Hubbell as his true and lawful attorney-in-fact and agent in any and all capacities to sign filings by Marine Products Corporation on Form 10-K, Annual Reports and any and all amendments thereto (including post-effective amendments) and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the capacities indicated, as of this 11th day of February, 2002.

/s/James B. Williams James B. Williams, Director
Witness:
/s/ Louise M. Talliner

POWER OF ATTORNEY

        Know All Men By These Presents, that the undersigned constitutes and appoints Richard A. Hubbell as his true and lawful attorney-in-fact and agent in any and all capacities to sign filings by Marine Products Corporation on Form 10-K, Annual Reports and any and all amendments thereto (including post-effective amendments) and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the capacities indicated, as of this 11 day of FEBRUARY, 2002.

/s/ James A. Lane, Jr. James A. Lane, Jr., Director
Witness:

POWER OF ATTORNEY

        Know All Men By These Presents, that the undersigned constitutes and appoints Richard A. Hubbell as his true and lawful attorney-in-fact and agent in any and all capacities to sign filings by Marine Products Corporation on Form 10-K, Annual Reports and any and all amendments thereto (including post-effective amendments) and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the capacities indicated, as of this 11th day of February, 2002.

/s/ Henry B. Tippie Henry B. Tippie, Director
Witness:
/s/ Teri L. Whetstone

POWER OF ATTORNEY

        Know All Men By These Presents, that the undersigned constitutes and appoints Richard A. Hubbell as his true and lawful attorney-in-fact and agent in any and all capacities to sign filings by Marine Products Corporation on Form 10-K, Annual Reports and any and all amendments thereto (including post-effective amendments) and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the capacities indicated, as of this      day of                   , 2002.

/s/ Gary W. Rollins Gary W. Rollins, Director
Witness:
/s/ Kathleen Gary

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  EXHIBIT 24
POWER OF ATTORNEY
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POWER OF ATTORNEY
POWER OF ATTORNEY
POWER OF ATTORNEY